Deutsche Bank 8th Annual Clean Tech, Utilities and Power Conference

NEW YORK – MAY 12, 2014

PSEG

We make things work for you.

EXHIBIT 99 We have the energy to make things better … for you, for our investors and for our stakeholders.

Forward-Looking Statement
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets, adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units, actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
any inability to balance our energy obligations, available supply and risks, any deterioration in our credit quality or the credit quality of our counterparties, any inability to achieve, or continue to sustain, our expected levels of operating performance, any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient coverage or recover proceeds of insurance with respect to such events, increases in competition in energy supply markets as well as competition for certain transmission projects, any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, delays in receipt of necessary permits and approvals for our construction and development activities, delays or unforeseen cost escalations in our construction and development activities, acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, any inability to realize anticipated tax benefits or retain tax credits, challenges associated with recruitment and/or retention of a qualified workforce, adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies and changes in customer behaviors, including energy efficiency,net-metering and demand response.
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,”
“project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-
looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings is a non-
GAAP financial measure that differs from Income from Continuing
Operations/Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
Slides A and B at the end of this presentation include a list of items excluded from Income from Continuing Operations/Net Income to reconcile to Operating
Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG OVERVIEW Caroline Dorsa VICE PRESIDENT – INVESTOR RELATIONS EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Kathleen Lally

PSEG’s Strategy –
delivering results
Our businesses’ focus on cost-
effective, reliable operations yields
strong cash flow
We are funding growth-oriented
investments aligned with customer
needs and state energy policies
We are enhancing the
competitiveness of our
environmentally well-positioned
generation business
The results of our financial strategy
support a credit profile capable of
meeting our corporate objectives
and providing sustained dividend
growth for our shareholders
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

Two complementary businesses
Strong asset platform, performing well and positioned for the future
ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2013.
PSE&G AND POWER DO NOT ADD TO TOTAL DUE TO PARENT, PSEG LONG ISLAND AND ENERGY HOLDINGS ACTIVITY.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE
TO OPERATING EARNINGS.
Assets $12B
Operating Earnings $710M
Regional Competitive Generation
Assets  $20B
Operating Earnings $612M
Electric & Gas Delivery
and Transmission
2013 2013
Strategy:
Strategy:
Positioned to meet customers’
needs as we respond to state and federal
energy policy and economic growth objectives
Value
Proposition:
A $11.3 billion
infrastructure program - focused on
transmission – that produces double-digit
rate base growth through 2016
Fuel diverse fleet is geographically
and environmentally well positioned, with
investments to enhance competitiveness
Value
Proposition:
Provides substantial
free cash flow in current environment
and poised for price recovery

Delivering on commitments and pursuing
opportunities for growth
Operational
Excellence
•
Power:  Record 2013 output at Linden CCGT and Salem 2;
nuclear capacity factor greater than 90% for 9 th straight year
•
PSE&G: Mid-Atlantic Reliability Award (12 th consecutive year)
•
PSEG Long Island:  Went “live” on January 1, 2014
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Strong cash flows supported credit rating increases
•
Pension more than fully funded
•
Dividend increased
Disciplined
Investment
•
PSE&G
Transmission capital program execution and growth
Energy Strong settlement
Solar 4 All Extension and Solar Loan III programs
•
Power:  Investments to enhance the fleet’s competitiveness –
130 MW Nuclear uprate, 150 MW CCGT uprate and efficiency improvement

Maintaining PSEG 2014 Operating Earnings
Guidance
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
$2.44
$2.58
$2.55 - $2.75E
Reflects increased level of utility investment, pension savings and assumes normal weather and unit operations for the rest of year
2012 2013 2014 Guidance
E = ESTIMATE.

Operating Earnings Mix
Long term investment program has driven increased earnings
contribution from stable, regulated business
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS; DISCONTINUED OPERATIONS REFLECT TEXAS.   E=ESTIMATE
** 2014 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.
Power’s diverse fuel mix
and dispatch flexibility
continues to generate
earnings and free cash flow
PSE&G’s investment in
transmission has
diversified its asset base
and, coupled with other
investments
and cost controls,
supported compound
annual earnings growth of
~18% over  2009 – 2013
Operating Earnings* Contribution by Subsidiary (%)
PSE&G
Power
Other
$2.44
$2.58
$2.55 -
$2.75E
$3.12 $2.74
$3.09
2009 2010 2011 2012 2013 2014E**

20%
27%
38%
43%
47%
54%
76%
69%
62%
54%
54%
43%

Distribution
Transmission
Power Growth
Other
Solar and EE
Power Maintenance Capex
Power Env.
Energy Strong

PSEG

Maintaining a robust capital program
focused on growth
PSEG 2014 - 2018E Capital Spending
$13.1 Billion
PSEG 2009 - 2013 Capital Spending
$11.3 Billion
NOTE:  POWER 2009–2013 ACTUALS ARE RESTATED TO INCLUDE SOLAR CAPITAL SPEND.
POWER CAPITAL SPENDING EXCLUDES NUCLEAR FUEL.  E=ESTIMATE
.
Power
$1.6B
PSE&G
$11.3B
Power
$2.8B
PSE&G
$8.4B

$3.3
$1.0
$4.1
$0.8
$1.2
$0.8
$0.1
$2.9
$1.2
$0.3
$6.8
$1.0
$0.4
$0.2
$0.2

PSEG’s business profile has been transformed through
significant growth in utility capital spending
3 YR
AVG
3 YR
AVG
ENDED
3 YEAR AVERAGE PSE&G CAPITAL
SPENDING GREW AT A RATE OF
23% PER YEAR FROM 2008 - 2013
AVERAGE PSE&G CAPITAL SPENDING
FOR THE 3-YEAR PERIOD
ENDING IN BASE YEAR.
PSE&G TOTAL CAPITAL SPENDING
IN BASE YEAR.
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG
$761
$855
$1,257
$1,302
$1,770
$2,175
$0
$500
$1,000
$1,500
$2,000
$2,500
2008 2009 2010 2011 2012 2013
$620
$729
$958
$1,138
$1,443
$1,749

•
Energy Strong Agreement reached with all parties
Agreement recognizes the benefits of system investments that prevent or shorten outages
Supports $1.22 billion capital program over several years on reasonable terms:
$1 billion recovered through accelerated, rate recovery mechanism
- $820 million Electric
- $400 million Gas
Allows PSE&G to earn a 9.75% ROE on the $1 billion recovered through mechanism
Requires PSE&G to file a base rate case by November 2017
Final NJBPU approval anticipated
•
Over 100 New Jersey municipalities supported Energy Strong
•
Energy Strong agreement clears path for PSE&G to pursue the initial phase of this robust capital program
Energy Strong Agreement
recognizes
benefits of system investments

PSEG Power –
Value-advantaged through asset diversity,
fuel flexibility, location and installed environmental controls
2013 PERIOD *INCLUDES NEW JERSEY COAL UNITS THAT FUEL SWITCH TO GAS.
43%
23%
34%
1%
44%
27%
9%
1%
18%
<1
%
30%
55%
2%
<1%
13%
Load Following
Peaking
Base load
Fuel Diversity
Total MW: 13,450
Energy Produced
Total GWh: 54,264
Energy Market Served
Total MW: 13,450
Gas
Pumped
Storage
Nuclear
Oil
Coal*
Solar

PSEG Power –
Our diverse fleet and flexible portfolio
allow us to capture opportunities arising from market volatility
*AT THE BEGINNING OF EACH YEAR.      **EXCLUDES BGSS.
$40
$45
$50
$55
2011 2012 2013
PSEG Power Gross Margin**
Hedges + Forwards* Actual

Balance Sheet Strength
2009 – 2013: Reduced risk profile and transformed
business mix
•
PSE&G’s $11.3 billion approved investment program through 2018
•
Consistent and sustainable dividend growth
•
Additional investment capacity to deploy in opportunities beyond those in the current capital plan
•
No need to issue equity
2014 – Forward: Strong cash flows and increasingly
regulated business mix fully support:
•
Invested $8.4 billion in PSE&G
•
Improved credit ratings
•
Monetized and de-risked Holdings’ portfolio

Opportunity for
consistent,
sustainable growth
Operating Earnings Per Share
Where we’re going …
actions taken to focus on
more predictable growth
• O&M Growth per year
• PSE&G Rate Base
• Transmission
• E&G Distribution
• EE and Solar
• Nuclear Generation
• CC Equivalent Availability
• PSEG LI Earnings
•(0.7%)
(forecast )
•$14,600
•$6,500
•$7,500
•$600
4
•31.4TWh
•91%
•$0.07
5
2016E
($ Millions except as noted)
•
1.5% (actual
)
• $10,400
• $3,800
• $6,000
• $600
• 29.5TWh
• 89%
• $0
2013
• 2.4%
(planned )
• $6,800
• $866
• $5,900
• $0
• 29.3TWh
• 90%
• $0
2008
(1) Planned compound annual growth rate 2008-2013.  (4) Includes approved solar programs.
(2) Actual compound annual growth rate 2008-2013.    (5) Includes management fee for T&D operations under expanded OSA and fuel
(3) Planned compound annual growth rate 2013-2016.         and energy procurement contract.
(6) Forward market as of 5/7/2014.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E = ESTIMATE
.
$1.29 $1.44 Common Dividend Per Share
$70 $38 $44
6
PJM West RTC ($/MWh)
$2.58
$2.91
PSEG Focus
1
2
3

PSEG Annual Dividend –
A long history of growth
and returning cash to shareholders with a financial position that provides opportunity for consistent and sustained growth
Payout Ratio 70% 63% 66% 43% 44% 43% 44% 50% 58% 56%
56%**
PSEG Annual Dividend Rate
*INDICATED ANNUAL RATE.
**2014 PAYOUT RATIO REFLECTS THE MIDPOINT OF OPERATING EARNINGS GUIDANCE.  E=ESTIMATE
10-YEAR COMPOUND ANNUAL
RATE OF GROWTH 3.0%
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.42
$1.44
$1.48*
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E

PSEG Q1 2014 Financial Highlights
Strong Q1 Earnings
Operating earnings of $1.01 vs. $0.85 per share in Q1 2013
Power benefited from higher market pricing, market volatility and increased output
Increased contribution to earnings from PSE&G’s investment in transmission
Maintaining 2014 operating earnings guidance of $2.55 - $2.75 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G expected to grow at double-digit rate in 2014 and provide over 50% of operating earnings
Executing existing 5-year, $6.8 billion transmission capital spending program on budget and on schedule
Agreement on PSE&G’s Energy Strong infrastructure program to invest $1.22 billion over 2014 – 2018, awaiting final NJBPU approval
Power recognized a liability in the quarter related to its discovery that it incorrectly calculated certain components of its cost-based bids for certain generating units  in the PJM energy market, with resulting over-collection of revenues related to its fossil fleet. Power has notified FERC, PJM and the PJM Independent Market Monitor of this issue, which is still under review; we are unable to estimate the ultimate impact or predict any resulting penalties or other costs associated with the matter at this time
Financial position remains strong
Positive cash from Power and increasing cash flow from PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Increased common dividend to indicative annual rate of $1.48 per share in Q1 2014
Debt as a percentage of capital was 41% at March 31, 2014

Value Proposition
PSEG is positioned to expand its investment in PSE&G
projects that provide reasonable, risk-adjusted returns,
in ways that meet customer needs and state goals,
given strong cash flow of Power and growing cash
contribution from PSE&G.
PSEG will maintain a strong financial profile that
provides the opportunity to achieve our growth
objectives and maintains our track record of returning
cash to shareholders.

PSE&G

PSE&G
strategy
Building a
sustainable
platform that
balances
reliability,
customer rates
and public
policy to ensure
growth at
reasonable
returns
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSEG

PSE&G is the largest electric and gas distribution and
transmission utility company in New Jersey
* WEATHER NORMALIZED - ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD.
** SPECIFIC PROJECTS APPROVED FOR INCENTIVE RATE TREATMENT WITH ADDITIONAL ROE.
Electric Gas
Customers
Growth (2009 – 2013)
2.2 Million
0.6%
1.8 Million
0.6%
Electric Sales and Gas Sold and Transported 41,286 GWh
3,813M
Therms
Projected Annual Load Growth (2014 – 2016) 0.6%* 0.5%*
Projected Annual Load Growth
Transmission (2014 – 2016)
1.1%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%
Transmission Electric Gas
Approved Rate of Return
11.68% ROE** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency Approved
Programs
2009-2013
Total
Program Plan
Solar Loan Capacity
79 MW 178.5 MW
Solar 4 All  Capacity 79 MW 125 MW
Energy Efficiency Annual Electric savings 182  GWh 204 GWh
Energy Efficiency Annual Gas savings 5M Therms 6M Therms

RI
ReliabilityOne™
PA Consulting Group
Outstanding Reliability Performance
Public Service Electric & Gas Company
Mid-Atlantic Region
2013
RI
ReliabilityOne™
PA Consulting Group
Outstanding Response to a Major Outage Event
Public Service Electric & Gas Company
2013

PSEG

23 12 time Mid-Atlantic ReliabilityOne award winner and Outstanding Response to a Major Event

PSE&G’s operating earnings grew ~18%
over the 5-year period with increased investment, cost control and supportive rate mechanisms
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.
PSE&G Operating Earnings* Per Share
$0.63
$0.85
$1.03
$1.04
$1.21
2009 2010 2011 2012 2013

Focus on controlling O&M and lower pension costs
support decline in expenses
PSE&G O&M*
2009–2014 CAGR: (1.0%)
* EXCLUDES REGULATORY CLAUSES                 ** INCLUDES $40M IMPACT FROM SUPERSTORM SANDY.                 E = ESTIMATE
0
200
600
800
1,000
1,200
2009 2010 2011 2012 ** 2013 2014E
400

Growth in rate base is driven by investments with
constructive recovery mechanisms
6%
$10.4B
PSE&G Rate Base
$7.3B
PSE&G’s
rate base
has grown
~9% annualized
with investment
focused on
meeting
customers’
requirements
1%
84%
58%
15%
36%
2009 2013
Solar & Energy
Efficiency
Transmission
Distribution

Successfully worked with regulators
to develop multiple solutions for New Jersey’s energy and
economic development goals
RENEWABLES – creative
solutions to install solar
generation:  $0.7B
ENERGY EFFICIENCY –
assisting customers with
controlling energy usage:  $0.3B
DISTRIBUTION – improving
the electric and gas delivery
infrastructure:  $1.0B
Invested ~$2.0B through 2013; plan to invest additional ~$1.6B through 2018 in approved programs
NOTE: SPENDING THROUGH 2013 UNLESS INDICATED OTHERWISE
•
Carbon Abatement – 2008
•
Energy Efficiency – 2009
•
Demand Response – 2009
•
Energy Efficiency Ext – 2011
•
NJ Capital Infrastructure
Program 1 (CIP 1)
•
NJ Capital Infrastructure
Program 2 (CIP 2)
•
Energy Strong
•
Solar Loan I – 2008
•
Solar Loan II – 2009
•
Solar 4 All – 2009
•
Solar Loan III – 2013
•
Solar 4 All Ext – 2013
– 2009
– 2011
– 2014

A 60% increase to $11.3 billion, in our
5-year investment program, including Energy Strong
PSE&G’s Capital Expenditures
2013-2017E
$7.0 Billion
2014-2018E
$11.3 Billion
E = ESTIMATE
26%
11%
3%
60%
Distribution Energy Strong Solar/Energy Efficiency Transmission
33%
2%
65%

PSE&G’s capital program has expanded
with the addition of Energy Strong
PSE&G’s Capital Expenditures
E = ESTIMATE
0
500
1,500
2,000
2,500
3,000
2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E 2018E
Distribution Transmission Solar/Energy Efficiency
1,000
Previous Forecast for 2013-2017 Approved Programs

Energy Strong Agreement supports customers’
needs in the aftermath of Superstorm Sandy
•
Settled with NJBPU Staff and all other parties in May 2014
for $1.22 billion
•
Program addresses system resiliency and hardening by:
$620 million to raise, relocate or protect 29 switching and substations that were damaged by water in recent storms
$350 million to replace and modernize 250 miles of low-pressure, cast iron gas mains in or near flood areas
$100 million to create redundancy in the electric system, reducing outages when damage occurs
$100 million to deploy smart grid technologies to better monitor system operations to increase our ability to more swiftly deploy repair teams
$50 million to protect five natural gas metering stations and a liquefied natural gas station affected by Sandy or located in flood zones

Over 70% of PSE&G’s $11.3 billion investment program
will be recovered through contemporaneous mechanisms
Clause Recovery Mechanisms
Energy Strong / Solar / Energy Efficiency
FERC Formula Rates
Transmission
Traditional Recovery Mechanisms
Distribution Base Rates
E = ESTIMATE
2014-2018E PSE&G Capital Spending by Recovery Method
$11.3 Billion
12%
60%
28%

PSE&G TRANSMISSION

1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
($ Millions)
2009
2010
2011
2012
2013
Burlington-Camden
Mickelton-Gloucester-Camden
North Central Reliability
Northeast Grid
Susquehanna-Roseland
Remaining Transmission

PSEG

33 Transmission represented ~36% of rate base at YE 2013 up from ~15% at YE 2009 Transmission has delivered, and has grown to represent ~36% of rate base PSE&G’s Transmission Capital Expenditures

PSE&G’s existing major transmission
investment program remains on schedule and on budget
Major Transmission Projects
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Project
Estimate
Up To
($ Millions)
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790
June 2014 /
June 2015
Northeast Grid Reliability 11.93% $907 June 2015
North Central Reliability 11.68% $390 June 2014
Burlington–Camden 230kV 11.68% $399
Mickleton–Gloucester–Camden 230kV 11.68% $435 June 2015
Completed

Susquehanna-Roseland consists of constructing
150 miles of 500kV circuit (46 miles in NJ) with two new 500kV
GIS switching stations at Roseland and Hopatcong
Project
Estimate
Up To*
Through
Year-end 2013
Expected
In-service Date
$790M $661M
June 2014
/ June 2015
•
PJM RTEP project b0489
•
ROE of 12.93% (including 1.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Improves reliability and reduces congestion
*PROJECT IS SHARED WITH PPL. PROJECT ESTIMATE REPRESENTS PSE & G’S
CONSTRUCTION RESPONSIBILITY FOR THE NJ PORTION.
Project Status:  Major permitting & siting complete, outside plant construction in progress, inside plant construction is complete and commissioning  is in progress

Northeast Grid Reliability consists of
upgrading approximately 50 overhead circuit miles of 138kV
transmission line to 230kV, constructing ~18 miles of new
underground 230kV lines, and converting/upgrading 12 existing stations to 230kV operation
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$907M $228M June 2015
•
PJM RTEP project b1304
•
ROE of 11.93% (including 0.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
•
Project estimate has increased ~$12M associated with hardening related scope changes as a result of Superstorm Sandy
Customer Benefit: Improves reliability and increases transfer capability
Project Status: Nearing completion of engineering/design and licensing/permitting phase. Outside and inside plant construction are in progress

North Central Reliability consists of upgrading
55 circuit miles of 138kV transmission line to 230kV, and
converting six existing stations to 230kV operation
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$390M $349M June 2014
•
PJM RTEP project b1154
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Improves power quality and increases transfer capability
Project Status: Major permitting & siting complete, outside and inside plant construction is essentially complete, commissioning is in progress

Burlington-Camden 230kV
consists of
upgrading 37 circuit miles (30 miles of overhead and 7 miles of underground) of 138kV transmission line to 230kV, converting the existing stations to 230kV operation
Project
Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$399M $301M Completed
•
PJM RTEP project b1156
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to
abandonment
Customer Benefit: Addresses voltage reliability and
increases transfer capability
Project Status: In-service April 2014

Mickleton-Gloucester-Camden 230kV
consists of upgrading 10 circuit miles of overhead transmission, installing ~16 circuit miles of new 230kV underground, 10
circuit miles of new 230kV overhead, and
modifications/upgrades at five existing stations
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$435M $122M June 2015
•
PJM RTEP project b1398
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Addresses thermal reliability and increases transfer capability
Project Status: Major permitting & siting complete, outside
and inside plant construction in progress

Bergen-Linden Corridor is a recently approved
project which will provide a double-circuit 345kV line to
maintain reliability
Project Estimate
Up To
Through Year-end
2013
Expected
Completion Date
$1,200M - June 2018
•
PJM RTEP project b2436
•
30 miles of underground cable
•
New ~ 23 miles
•
Reconductor (Upgrade of 138 to 345) ~7 miles
•
13 miles of double circuit overhead conductor (replacing
double circuit 138 with double circuit 345)
•
11 station upgrades to 345kV
Customer Benefit: Addresses thermal and short-circuit
reliability
Project Status: Engineering

Planned transmission spend of $6.8 billion
is driven by PJM reliability projects, 69kV conversions and
life-cycle replacement projects
PSE&G’s Transmission Capital Expenditures
Previous Forecast for 2013-2017
E= ESTIMATE

PSE&G’s processes and culture
are the
foundation for project execution success
Diverse, well-rounded team
Culture with a focus for on-time, on-scope and on-budget
execution
Successful recruitment, development and retention
strategies
Strong unions and supplier relationships
Cradle to grave project execution organization
Processes designed to be scalable, repeatable and
improvable
Emphasis on best practices and lessons learned
sharing
Improvements driven by performance metric
management
Collaborative relationship with regulatory agencies
Innovative design and construction practices to minimize
environmental impacts
Robust environmental compliance system

PSE&G’s
demonstrated
ability
to
successfully
execute large
projects leaves us
well positioned to
pursue new
opportunities
Future RTEP as
identified by PJM
Near-term participation
in RTO competitive
open planning windows
PJM
MISO
NYISO
Anticipate participating
in future competitive
solicitations under
FERC 1000

PSE&G’s 2014 operating earnings
to benefit from increased investment in transmission and
on-going cost control
E=ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
PSE&G Operating Earnings*
($ Millions)

PSEG LONG ISLAND

PSEG was selected to operate Long Island Power
Authority’s (LIPA) electric transmission and distribution system for 12 years starting in 2014
Pursuant to the Operating Services Agreement (OSA), all expenses and capital costs to operate the system are pre-funded by LIPA and passed through to their customers
Compensation consists of a fixed fee and an incentive fee
—
Fixed compensation fee for 2014 with scheduled increases in 2015 and 2016
—
Starting in 2015 PSEG Energy Resources and Trading (ER&T) begins managing fuel/energy contracts
—
PSEG Long Island expected to contribute $0.03 to operating earnings in 2014 increasing to $0.07 per share in 2016 including contribution at ER&T
Potential for an 8-year extension of the OSA

PSEG Long Island commenced operations
on January 1, 2014
Key elements of Operating Services Agreement
Increased PSEG
scope and control
Performance metrics
NY Department of
Public Service
oversight
Potential for “Utility
2.0” investment
Use of PSEG brand
as PSEG Long Island
3-Year rate freeze
(2013-2015)
Early performance
Successful transition
to PSEG Long Island
Stakeholder
communication
Winter storm
response

PSEG POWER

PSEG Power
strategy
Excellence in
operating our units
safely, reliably, cost-
competitively and in
an environmentally,
responsible manner
DISCIPLINED
INVESTMENT
ENGAGED
WORKFORCE
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH

Agenda
•
Delivering Value
•
Fleet Advantage, Location, Flexibility and
Fuel Diversity
•
Nuclear Operation
•
Fossil Operation
•
Financial Performance
•
Expansion Opportunities
•
Regulatory
•
Engaged Workforce

PSEG Power creating value by responding to
changing markets and regulations
Safety/Environmental Focus
Fleet Diversity/Efficiency
Focus
Financial/Economic
Focus
Regulatory Focus
• Nuclear units continue to achieve
strong operational results, operating
at over 90% capacity factors for the
9 consecutive year
• Fleet diversity across the dispatch
curve and fuel types provide flexibility
to meet changing conditions
• Linden CCGT and Salem 2 nuclear unit
achieved record output in 2013
• “Getting the most out of
existing fleet”
• Locational advantage
• O&M control programs
have delivered a CAGR of
1.6% between 2009 and
2014
• Sites offer competitive
advantage for expansion
• Strong regulatory
performance
• Industry leadership in the
changing business
environment
th

Financial
Strength
Disciplined
Investment
Operational
Excellence
• Maximize value of existing generating
plants through implementation of the
Operational Excellence Model (OEM)
• Workforce engagement and development
• Deliver on Business Plan Commitments
• Maintain competitive markets and improve
constituent communication on issues
important to Power
• Successfully complete the Advanced Gas
Path (AGP) uprates
• Seek new opportunities in target markets
(PJM, ISO-NE, NYISO)
• Develop our renewables business (solar)
• Maintain new nuclear option by successfully
managing the Early Site Permit (ESP) process
PSEG Power Delivering on priorities
• OEM implemented and
achieving measures
• Resource sharing program
initiated
• Exceeded earnings guidance
in 2013
• Ongoing effort in key markets
showing success
• Successful court outcome
against subsidized generation
• Accelerated schedule for
AGP to maximize opportunity
• LIPA contract for fuel and
generation dispatch
• Completed 19 MW solar project,
4 MW project under construction,
established robust pipeline
• Nuclear ESP is expected in 2015

PSEG Power met 2013 challenges
Storm and
weather challenges
• SuperStorm Sandy
impacted
our generating sites
• Cold and hot weather
extremes created
challenging
operating
environment, but
also presented
opportunities
Market
challenges
• Unit outages and
planned
transmission
outages resulted in
pressure on basis
• Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
• Load impacted by
economy
Value
delivered
• Optimized unit dispatch across fleet
during storm recovery
• Expedited return from storm outages,
restored margin opportunities
• High availability when needed
• Achieved fuel cost savings
• Captured value through coal/gas
switching, unit flexibility
• Coal & oil sales optimized inventory
• Flexibility of portfolio captured real-
time basis opportunities

PSEG Power exceeded 2013’s earnings guidance
$630-$685M
$710M
$535-$600M
Winter/
Summer
Volatility
Lower
Gas
Cost
Basis
Volatility
Spark/
Dark
Spread
Fuel
Flexibility
SOLAR/
KALAELOA
$15M*
GUIDANCE
RANGE
Over $100M of additional
value gained from fleet
flexibility, locational
advantage and market
volatility
Initial
Guidance
Actual
Revised
Guidance
OPERATING EARNINGS FOR PSEG POWER IN 2013; SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.  *ASSETS TRANSFERRED TO POWER AT YEAR-END 2013.

Bethlehem Energy Center
(Albany)
Bridgeport
New Haven
Hudson
Yards Creek
Keystone
Conemaugh
Bergen
Kearny
Essex
Mercer
Linden
Sewaren
Edison
Peach Bottom
Hope Creek
Salem
Burlington
National Park

PSEG

PSEG Power has generating assets
in three competitive markets
• Assets near loads
• Low cost portfolio
• Fuel flexibility with gas
cost advantage
• Poised to benefit from
volatility in real-time
markets
• Fleet will maintain
diversity and efficiency
after HEDD
• Most sites suitable for
expansion
ISO
New
England
New York ISO
PJM

→

Solar
Kalaeloa
Oil
Pumped Storage
HEDD
Other gas
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
2013
2017

Oil, Other gas, HEDD, Pumped storage, Kalaeloa, Solar
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
2013
2017

PSEG

PSEG Power will maintain diversity and efficiency after a
realignment of the fleet due to HEDD
•
Maintain fuel diversity
•
Maintain load-serving
capability
•
Maintain low cost
structure
•
Environmental
improvement
•
Peach Bottom (PB)
uprate
•
Advanced Gas Path
(AGP)
•
Kalaeloa and Solar
transfer adds ~200MW
of capacity
Objective
2013 2017
13,450 MW 11,900 MW
Fuel Diversity
55 - 56 TWh
54 TWh
Energy Produced

Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts and can take advantage of volatile market conditions
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Sewaren 6
Linden 5-8 / Essex 9
National Park
Salem 3
Bergen 3
Mercer 3
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units Peaking Units Load Following Units
Kearny 9-12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle
Steam
Combustion Turbine /
Pumped Storage
•
Base Load ensures cash flow certainty
•
Load Following provides ability to serve load shape
•
Peaking takes advantage of real-time prices and
reduces operational risk
•
Dual fuel flexibility for >60% of fleet

PSEG Power Nuclear
is a critical element
of our success
Hope Creek
• Operated by PSEG Nuclear
• PSEG Ownership: 100%
• Technology: Boiling Water
Reactor
• Total Capacity: 1,178 MW
• Owned Capacity:  1,178
MW
• License Expiration: 2046
• Next Refueling
• Spring 2015
Salem
Units 1 and 2
• Operated by PSEG Nuclear
• PSEG Ownership:  57%
• Technology: Pressurized Water
Reactor
• Total Capacity: 2,365 MW
• Owned Capacity: 1,358 MW
• License Expiration: 2036
and 2040
• Next Refueling
• Unit 1 -- Fall 2014
• Unit 2 – Spring 2014
Peach Bottom
Units 2 and 3
• Operated by Exelon
• PSEG Ownership: 50%
• Technology: Boiling Water
Reactor
• Total Capacity: 2,251 MW
• Owned Capacity:
1,125 MW
• License Expiration: 2033
and 2034
• Next Refueling
• Unit 2 – Fall 2014
• Unit 3 – Fall 2015
• Uprate:  130 MW in
2015/2016

PSEG Power Nuclear is core to the fleet and
has competitive advantages
*STRATEGY KNOWN AS THE “DIVERSE AND FLEXIBLE MITIGATION CAPABILITY” OR FLEX, ADDRESSES
RECOMMENDATIONS OF THE NUCLEAR REGULATORY COMMISSION’S FUKUSHIMA TASK FORCE.
Continued strong nuclear operations:
nine consecutive years of >90%
capacity factor
Significant earnings contributor
Top quartile of cost
performance/MWh
One third new staff, recruitment of the
best new and experienced talent, and
attractive training program
Fukushima action plan
in response to NRC staff review
FLEX* plan submitted with implementation
starting with Fall outage
Peach Bottom extended power uprate,
130 MW Power’s share, scheduled in
service 2015/2016
Active and influential participation at
INPO, NEI, EPRI, USA Alliance

Power’s nuclear fleet is well positioned
with significantly lower-than-average US cost structure
*SOURCE: ELECTRIC UTILITY COST GROUP
** SOURCE: PSEG NUCLEAR
Total Fuel, Capital and O&M Costs*
3 YEAR AVERAGE 2010 - 2012

PSEG Power’s Fossil Fleet Performance
has shown improvement
*LM6000 AND 7EA UNITS
•
Fossil Capacity Factor rebounded with market
•
Peaking Units maintain high start success
•
Coal EFORp improving
•
CC EFORp less than 1% in 2013
•
Consistent recipient of EFORp payments
0%
25%
50%
75%
2008 2009 2010 2011 2012 2013
Coal Combined Cycle Peaking
0%
5%
10%
15%
2008 2009 2010 2011 2012 2013
0%
1%
2%
3%
4%
5%
2008 2009 2010 2011 2012 2013
80%
85%
90%
95%
100%
2008 2009 2010 2011 2012 2013
Capacity Factor NJ Coal EFORp
Peaking Start Success*
NJ Combined Cycle EFORp

7,300
7,400
7,500
7,600
7,700
7,800
2008 2009 2010 2011 2012 2013
PSEG Power
improvements
achieved in
combined cycle
fleet efficiency
Actions Taken to Create Value
• Operational Excellence Model
• Training programs
• Unit testing initiative
• Outage work to restore
efficiency
• Second gas line at BEC
• Heat rate improvement
2008-2013 translates to
meaningful fuel savings
at current market prices
• Advanced Gas Path (AGP)
investments 2014 through
2018 to provide additional
fuel savings
Combined Cycle Operating Heat Rate
AGP projected efficiency
improvement 2014-2018
2018

Investing to expand CCGT capacity and
improve efficiency
o
Expand Power’s CCGT fleet, one of the
largest gas-fired portfolios in PJM, with
incremental base and peaking MWs
o
Retrofit Bergen, Linden and BEC with
Advanced Gas Path (AGP) components
at cost of ~$120M over 2014 - 2018
AGP Project Benefits
PSEG Power - CCGT Uprate Project
CCGT capacity uprates of ~150 MW:
- Linden (63 MW – Completed)
- Bergen (31 MW – 2015)
- BEC (58 MW – 2017-2018)
Increases Efficiency - Combined Cycle
(CC) heat rate improvement ~ 1.2%
Upgrades technology and extends
maintenance outage cycles

PSEG Power’s fleet is among the lowest
emitting in the industry
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006 2007 2008 2009 2010 2011 2012 2013
Generation SO2 NOx
• Mercury reduced 80% across the timeframe above
• More efficient testing and improved operational flexibility through utilization of Continuous
Emission Monitoring System testing
• Cost control through testing coordination program

$700
$600
$500
$400
$300
$200
$100
$0
($Millions)
2009
2010
2011
2012
2013
2014E
2015E
2016E
Growth
Environmental / Regulatory
Maintenance

PSEG

PSEG Power’s capital expenditures for
environmental requirements are essentially complete*
*BASED ON CURRENTLY KNOWN AND QUANTIFIABLE ENVIRONMENTAL REQUIREMENTS.  E=ESTIMATE
COMPLETION OF
CONEMAUGH SCR/FGD
MODS IN 2015

Cost control actions taken:
• Fossil plant assessment
• CCGT material condition assessment
• Contract renegotiations
• Nuclear maintenance productivity study
• Nuclear outage efficiency initiative
• Materials management
2009 to 2014 CAGR = 1.6%
Power O&M Expense*
*EXCLUDES IMPACTS FROM STORM RECOVERY COSTS
E=ESTIMATE
PSEG Power’s
focus on costs
has resulted in
moderate increase
in O&M for
six years
$0
$500
$1,000
$1,500
2009 2010 2011 2012 2013 2014E

PSEG Power is well-positioned for
growth
when market conditions warrant
Available locations
•
Bergen
•
Burlington
•
Essex
•
Edison
•
Kearny
•
Hudson
•
Linden
•
Sewaren
•
Bridgeport
Harbor
•
Electric Transmission Interconnections
•
Access to Gas Pipelines
•
Space
•
Emissions
Our sites possess infrastructure advantages

PSEG Solar Source owns 92 MW of
operating solar facilities

Shasta
California (4 MW)
COD March 2014
Polycrystalline - single axis
tracker
Investment $13 million est.
20 year PPA with PG&E
Hackettstown  (Mars)
New Jersey  (2 MW)
COD September 2009
Thin film panels – fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels – fixed tilt
Investment $45 million
20 year PPA with AEP
JEA
Florida (15 MW)
COD September 2010
Thin film panels – fixed tilt
Investment $59 million
30 year PPA with JEA
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline - single axis
tracker
Investment $79 million
20 year PPA with SRP
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline - fixed tilt
Investment $49 million
20 year PPA with DEMEC
Badger I
Arizona (19 MW)
COD November 2013
Polycrystalline - single axis
tracker
Investment $50 million
30 year PPA with APS
•
Continue to seek high quality projects with
creditworthy off-takers.
•
Solar portfolio delivers strong EBITDA post-
construction period.

PSEG Power is an established leader
within the industry

INPO
• Board of Directors
• National Nuclear Accrediting Board
NEI
• Chair Communications Advisory Committee
• Board of Directors
• Board of Directors Executive Committee
• Chair Emergency Preparedness Working Group
• Security Working Group
• Fukushima Response Steering Committee
• Nuclear Strategic Issues Advisory Committee
Steering Group
EPRI
• Chairman Nuclear Power Council
• Executive Committee Nuclear Power Council
BWR Owners Group
• Vice Chair of the Executive Oversight Committee
USA Alliance
• Chair
EPSA
• Executive committee member
UWAG
• Chair of the Cooling Systems Committee
PJM/NY/ISO-NE
• Chair of NEPOOL Participants Committee
• Member of various Committees at PJM
• Vice-Chair of the Supplier Sector of the NEPOOL
• Chair of the NEPOOL Budget & Finance
Subcommittee from 2008 through 2013
• Seat on the ISO-NE Board of Directors
Joint Nominating Committee
• Founding member of NEPGA (New England Power
Generators Association) – trade association,
position on Board of Directors

Developing People to drive operational excellence
and to optimize the workforce
•
Succession planning and development planning
•
Training & development of employees
•
Outreach programs
•
Employee engagement
•
Shared resources between Fossil and Nuclear
(outage support)

PSEG POWER ER&T

Portfolio Management Strategy
Optimize value of assets
Manage risk vs. reward
Directly engage with
regulatory agencies
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

PSEG Power:  Enjoys real and sustainable
advantages in the merchant generation space
Market Review
•
•
PSEG’s Competitive Advantage
•
•
•
•
PSEG’s Sustainable Advantage
•
•
•
Gas, Power, Spark Spreads
Regulatory construct
Fuel flexibility
Heat Rate diversity
Access to Marcellus Shale gas
Asset flexibility
Positive cash-flow hedging into the long-term
Robust capacity market pricing in most concentrated load pocket in US
Long-term access to discounted Marcellus gas

$/MMbtu
1/1/2011
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018

$/MWh

$/MWh

PSEG

Market Review:
Prices have stabilized
•
Energy and gas prices appear to have
stabilized
•
Environmental restrictions may
tighten market
•
Insufficient gas infrastructure
continues to place upward pressure on
fuel prices during seasonal peaks
F=FORWARDS AS OF 12/31/2013
$6
$5
$4
$3
$2
$1
$-
$50
$45
$40
$35
$30
$25
$20
2011 2012 2013 2014F 2015F 2016F 2017F 2018F
2011 2012 2013 2014 F 2015 F 2016 F 2017 F 2018 F
$23
$21
$19
$17
$15
$13
$11
$9
$7
$5
Historical Forward
NYMEX Natural Gas Price PJM West RTC
PJM West Spark Spreads

Market Review:
New generation in PJM not keeping
pace with coal retirements
Forecast Reserve Margin (PJM January 2014)
• PJM forecasts a declining Reserve Margin through 2018, which may improve forward prices
• Brattle estimates energy prices could rise at least $3-4/MWh from today’s prices
*PJM AS OF FEBRUARY 20, 2014
SOURCE OF CHART DATA:  PJM
Cumulative Generation Retirements*
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
6/1/2014 6/1/2015 6/1/2016 6/1/2017 6/1/2018
Demand Response Energy Efficiency
Solar + Wind Reserve Requirement
Existing + Expected New Generation
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17

Market Review:
Regulatory framework showing signs
of improvement
ISSUE / POLICY REGULATORY GAINS
PJM
SUBSIDIZED GENERATION
(NJ and MD)
•
Comprehensively defeated in federal court (appeals currently pending)
DEMAND RESPONSE
RULES
•
PJM and ISO-NE enacted stricter rules of eligibility and deployment
ENERGY PRICE
FORMATION
•
Concerted drive to improve price formation for generation and ancillary services
•
Waiver of price caps during extreme market conditions
NYISO
TRANSMISSION
•
Significant progress made to relieve bottling of upstate generation
ISO-NE
CAPACITY
•
Improvement in price formation to better reflect tight supply conditions
•
Implementation of sloping demand curve in Forward Capacity Auction (FCA) 9
ENERGY
•
Demand response required to participate in Day Ahead markets
FEDERAL
GAS to ELECTRIC
•
Better coordination between pipelines and ISO’s will promote efficiency
ENVIRONMENTAL
REGULATIONS
•
HEDD, HAPS/MACT may lead to tightening of supply in 2015+ timeframe

Competitive Advantage:
Heat Rate Diversity &
Flexible Dispatch
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Sewaren 6
Linden 5-8 / Essex 9
National Park
Bergen 3
Mercer 3
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units Peaking Units Load Following Units
Kearny 9-12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle (gas/oil)
Steam (gas/oil)
Combustion Turbine / Pumped Storage
(gas/oil)
Salem 3
PJM Dispatch Curve

Current plant locations
Bethlehem Energy Center (Albany)
Bridgeport
New Haven
Hudson
Yards Creek
Keystone
Conemaugh
Peach Bottom
Mercer
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Hope Creek
Salem
Burlington
National Park

PSEG

78 Competitive Advantage: PSEG’s extensive gas asset portfolio gives unparalleled access to Marcellus Shale gas Gulf Coast Supply 0.7 BCF/D Shale Supply 0.6 BCF/D Storage 0.9 BCF/D

$8
$7
$6
$5
$4
$3
$2
$1
$-
06/01/13
06/15/13
06/29/13
07/13/13
07/27/13
08/10/13
08/24/13
09/07/13
09/21/13
10/05/13
10/19/13
11/02/13
11/16/13
11/30/13
12/14/13
12/28/13
01/11/14
01/25/14
02/08/14
02/22/14
03/08/14
03/22/14
04/05/14
04/19/14
05/03/14
Henry Hub
Leidy-Transco (Marcellus)

PSEG

Competitive Advantage:
~25% of Power’s gas
for generation comes from Marcellus
• Our combined cycle and peaking assets have been able to take advantage of locational gas price volatility driven by production and logistical constraints
• Lower cost shale supply provides additional savings during periods of lower residential gas demand
Market
Prices for
Natural Gas
Access
to Lower
Cost Shale
Gas in
Marcellus
and Utica
Spot Natural Gas Prices: June 2013 – April 2014

$/MWh

$/MWh
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Jun 13
Jul 13
Aug 13
Sep 13
Oct 13
Nov 13
Dec 13

$/MWh
1/1/2013
2/1/2013
3/1/2013
4/1/2013
5/1/2013
6/1/2013
7/1/2013
8/1/2013
9/1/2013
10/1/2013
11/1/2013
12/1/2013

PSEG

Competitive Advantage:
Locational advantage
from short term basis volatility
$45
-
$47
$37
-
$38
$56
-
$58
$39
-
$40
•
Annual basis benefits baseload
units
•
Intermediate units flexible to
seasonal opportunities
•
Combined Cycle and Peaking
units positioned to optimize
daily and hourly volatility
PS Zone Annual Basis to PJM-W PS Zone Day Ahead On Peak Monthly Basis to PJM-W
PS Zone Real Time On Peak Hourly Basis to PJM-W
ANNUAL FORWARD BASIS TO PJM-WEST AS OF 12/31/2013.
($200)
($150)
($100)
($50)
$0
$50
$100
$150
$-
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
2011 2012 2013 2014 F 2015 F 2016 F 2017 F 2018 F
$-
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20

Competitive Advantage:
Trading & Asset Flexibility
High gas market at $58/MMbtu setting
power prices in PS zone on 1/7/14
PSEG Zone LMP’s on January 7, 2014
Higher basis to generation
Base load and load following generation
sufficient to cover load and hedge
obligations
Hourly Generation and Load on January 7, 2014
Additional steam and peaking generation
available above day ahead commitment
to gain value from real time market
Fuel flexibility with coal/gas/oil
optionality among available units
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Day Ahead
Real Time
$(80.0)
$(60.0)
$(40.0)
$(20.0)
$-
$20.0
$40.0
$60.0
$80.0
$100.0
Salem/HC PB Key/Con Mer Hud Ber Linden
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Nuclear Coal
Combined Cycle Other
Real Time Balancing Generation LOAD/HEDGES
On Peak Basis to PJM-W on January 7, 2014

Competitive Advantage:
Trading & Asset Flexibility
High demand in constrained northern NJ
Base load and load following generation
sufficient to cover load and hedge
obligations
Additional generation available above
obligations to gain value from real time
market spikes
Gas advantage in procuring low cost
shale supply to capture savings
PSEG Zone LMP’s on July 18, 2013 On Peak Basis to PJM-W on July 18, 2013
Hourly Generation and Load on July 18, 2013
$-
$100
$200
$300
$400
$500
$600
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Day Ahead
Real Time
$(10.0)
$(5.0)
$-
$5.0
$10.0
$15.0
$20.0
Salem/HC Key/Con Hud Linden
-
2,000
4,000
6,000
8,000
10,000
12,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Nuclear Coal
Combined Cycle Other
Real Time Balancing Generation LOAD/HEDGES

Sustainable Advantage:
BGS Auction provides
excellent opportunity to forward hedge our generation
Capacity
Load shape
Transmission
Congestion
Ancillary
services
Risk premium
Green
~ $53
$37
-
$38
$39
-
$40
$38
-
$39
BGS sales account for about a quarter of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
$/MWH; BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2012-2014 WILL BE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2014.
$95.77
$94.30
$83.88
~ $46
$92.18
~ $47
~ $48
~ $43
~ $53
~ $59
$97.39
$48
-
$50
$45
-
$47
$68
-
$71

Sustainable Advantage: Hedging strategy
designed to protect gross margin while leveraging the portfolio
Forecast output:
Increased
to reflect
improvement
in economic
dispatch
Apr-Dec
2014 2015 2016
Volume TWh 26 35 36
Base Load
% Hedged 100% 75 - 80% 35 - 40%
(Nuclear and Base Load Coal)
Price $/MWh $49 $51 $51
Volume TWh 18 21 19
Intermediate Coal, Combined
% Hedged 30 - 35% 0% 0%
Cycle, Peaking
Price $/MWh $49 $51 $51
Volume TWh 42 - 44 54 - 56 54 - 56
Total
% Hedged 70 - 75% 50 - 55% 25 - 30%
Price $/MWh $49 $51 $51
HEDGE PERCENTAGES AND PRICES AS OF MARCH 31, 2014. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE, INCLUDING
RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES INCLUDE POSITIONS WITH MTM
ACCOUNTING TREATMENT AND OPTIONS.   EXCLUDES SOLAR AND KALAELOA.

2017/2018 RPM Auction Influenced By:
• Updated Demand Curve • Updated Transfer Capabilities
• Environmental Retirements • New Build/Cost of New Entry
• Minimum Offer Price Rule • Demand Response
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL
RPM AUCTION RESULTS. DELIVERY YEAR RUNS FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
RPM Auction Results*
($/MW-day)
2012 / 2013 2013 / 2014 2014 / 2015 2015 / 2016 2016 / 2017
Power’s
Average Prices
$153 $242 $166 $166 $166
Rest of Pool
Prices
$16 $28 $126 $136 $59
Power’s Cleared
Capacity (MW)
10,400 10,890 10,710 9,210 8,610
Sustainable Advantage:
PJM’s capacity market
is expected to continue to recognize locational value

Forward curve shows that Marcellus shale supply averages over $1.50/MMbtu discount year-round through 2018
2013 AVERAGE  6/1/13-12/31/13; F= FORWARDS AS OF 12/31/13.  LEIDY BASIS FROM ICE/BROKER QUOTES
(2.50)
(2.25)
(2.00)
(1.75)
(1.50)
(1.25)
(1.00)
(0.75)
(0.50)
(0.25)
-
0.25
0.50
0.75
1.00
2013 2014F 2015F 2016F 2017F 2018F
Leidy Basis to HH TRANS6 Basis to HH TETM3 Basis to HH
Basis to Henry Hub
Sustainable Advantage:  Fuel advantage
continues throughout the curve

PSEG Power’s Value Proposition
•
Well-positioned fleet of merchant generating assets
concentrated in PJM market
•
Advantaged by low cost structure, fuel diversity and
dispatch flexibility
•
Low environmental capital requirements
•
Capacity uprates to enhance value of nuclear and
combined cycle stations
•
Consistent hedging strategy recognizes asset flexibility
•
Continue to meet commitments and to provide
free cash flow

PSEG FINANCIAL REVIEW & OUTLOOK

Strong financial position to support our
business initiatives
2013 Financial Position
Exceeded upwardly revised 2013 earnings guidance
Pension fully funded
Strong balance sheet and upgraded credit ratings
2014 and Beyond
Continued positive earnings trend in 2014
Controlled O&M growth
Balance Sheet and Cash Flow support investments without equity issuance
Growth in PSE&G investments with contemporaneous returns
Diversified Power assets with a balanced hedge profile
Growth in PSE&G Cash from Operations, with continued significant Cash from Operations/FFO at Power
Increased Dividend by $0.04 to indicative annual rate of $1.48 for 2014
Opportunity for consistent and sustainable dividend growth

Exceeded upwardly revised guidance
in both businesses
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013
PSE&G $528 $612
PSEG Power $663 $710
Other $45 ($13)
Operating Earnings $1,236 $1,309
Operating EPS* $2.44 $2.58
Upwardly Revised Earnings Guidance (Nov 2013) $2.40 - $2.55
Earnings Guidance (Feb 2013) $2.25 - $2.50
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
   NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS TO PSEG POWER.

Power Cash
from Ops
~$1.3B
Power
Capital
Investment
~0.6B
Dividend
to Parent
~$0.7B
Net Debt
~$0.2B
Power 2013 Cash Flows
Free Cash Flow
~$0.7B
Cash
~$0.2B
In 2013, Power had significant free cash flow
~$0.9B Available for PSEG
$0.0
$0.5
$1.0
$1.5

PSE&G Cash
from Ops
(1)
~$1.4B
PSE&G
Capital
Investment
~$2.2B
In 2013, PSE&G invested over $2B, using $1.4B of
internally generated cash flow and debt, while maintaining its capital structure
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$220 MILLION.
Cash ~$0.1B
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
PSE&G
Net Debt
~$0.6B
PSE&G 2013 Cash Flows
Parent Capital
Contribution
~$0.1B

In 2013, Power’s Free Cash Flow supported PSE&G’s
capital program and shareholder dividend
Power
Cash from Ops
~$1.3B
PSE&G
Cash from Ops
(1)
~$1.4B
PSE&G
Capital
Investment
~$2.2B
Power
Capital
Investment
~$0.6B
Shareholder
Dividend
~$0.7B
Net Debt
Issuances
~$0.7B
PSEG Consolidated
2013 Sources and Uses
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$220 MILLION.
(2) OTHER CASH FLOW INCLUDES HOLDINGS NET CASH FLOW AND PARENT CASH.
$0.0
$1.0
$2.0
$3.0
$4.0
Sources Uses
Other
Cash Flow
(2)
~$0.1B

PSEG growth spend, including Energy Strong, of ~$6.4B
represents ~76% of total investment
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth
PSE&G
Transmission
Growth
PSE&G
Solar and
New Business
PSE&G
Energy
Strong
Approved Growth Investment ~$6.4B
E = ESTIMATE; CAPITAL INCLUDES AFUDC AND IDC.
PSEG
Planned
Spend
Maintenance ~$2B
~$0.9B
~$0.3B
~$1.1B
~$0.8B
~$4.3B
~$1.0B
~$8.4B
PSEG 2014 – 2016E Capital Investment

95
PSE&G’s Capital Program drives double-digit
growth in rate base and earnings over the 2013 to 2016 period
E = ESTIMATE
2013
Rate Base
2016E
Rate Base
~$10.4B
~$14.6B
~$6.6B
~$3.8B
~$2.7B
~$6.5B
~$0.5B
~$1.0B
~$8.1B
Transmission
Growth
Energy
Strong
Solar and
New Business
2013 – 2016E Rate Base CAGR Growth of ~12%
Distribution
Transmission

96
PSE&G’s Cash from Operations and Power’s Free Cash Flow
support growth investments without the need for new equity
2014 – 2016E
PSE&G
Cash from Ops
(1)
PSE&G
Capital
Investment
PSE&G
Net Debt
2014 – 2016E
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$500M FROM 2014 - 2016
(2) OTHER CASH FLOW INCLUDES PSEG LI, HOLDINGS NET CASH FLOW, CASH, AND SHORT TERM DEBT
E = ESTIMATE
PSE&G
Cash from Ops
(1)
PSE&G
Capital
Investment
PSE&G
Net Debt
Approved Programs With Energy Strong
Shareholder
Dividend
Power
Cash from Ops
Other
Cash Flow
(2)
Shareholder
Dividend
Power
Cash from Ops
Power Net
Debt
Power
Capital
Investment
Power
Capital
Investment
Other
Cash Flow
(2)
Power Net
Debt
PSEG Sources and Uses

Sources Uses Sources Uses

97
Power’s key credit metric
supports incremental
investment opportunities
E = ESTIMATE
PSEG Power
Funds From Operations /
Debt
2014-2016E
Average
Increased contribution to earnings from the more
stable regulated business allows us to reset
Power’s FFO/Debt threshold from 35% to 30%,
providing additional financial flexibility
Power’s annual Cash From Operations and Funds
From Operations each average ~$1.1B over the
2014 to 2016 period supported by:
-
Capacity Revenues
-
Hedged Generation
-
O&M Control
Financial strength can be used to pursue future
growth in both businesses beyond current plans
0%
10%
20%
30%
40%
50%
60%
70%
80%
2012 2013

Pension: Our Long Term Asset allocation
strategy resulted in a ~17% increase in pension assets during 2013
Trust Assets
12/31/2012
Cash
Contributions
Investment
Return
Gross Benefits
Paid
Trust Assets
12/31/2013
83% 106%
$4.36B
$5.12B
~$0.15B
~$0.86B ~($0.25B)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0

Fully Funded Pension
PBO Funded
Ratio

99
Our Pension Management
is expected to result
in pension income in 2014 and over the planning horizon
Pension (Expense)/Income
2013 to 2014 Drivers
(1) OTHER REFLECTS UPDATES TO THE POPULATION OF OUR EMPLOYEES AND RETIREES
E=ESTIMATE
2013
2014
2015E 2016E
Expense
($110) M
Discount
Rate
~$40M
Investment
Return
~$70M
Other (1)
~$15M
($125)
($75)
($25)
$25
Income ~$15M per annum

100
(1) POWER EXCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED INSURANCE PROCEEDS
NM = NOT MATERIAL E = ESTIMATE.
2013 - 2016E CAGR: ~(0.7)%
PSEG O&M Expense
(1)
Ongoing cost control efforts, including pension,
expected to reduce O&M over the forecast period
$0
$500
$1,000
$1,500
$2,000
$2,500
2013 2014E 2015E 2016E
2013 – 2016E CAGR
Transmission
~(0.8)%
Distribution
~(1.2)%
Power
~(0.7)%
Other: N.M.

101
Improving Operating Earnings
and increased contribution from PSE&G
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013 2014E
PSE&G $528 $612 $705 - $745
PSEG Power $663 $710 $550 - $610
Other $45 ($13) $35 - $40
Operating Earnings* $1,236 $1,309 $1,290 - $1,395
Operating EPS* $2.44 $2.58 $2.55 - $2.75
Regulated % of Earnings 43% 47% 53% - 55%
* SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.
NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS
TO PSEG POWER.  E=ESTIMATE.

PSE&G
EPS
$1.47
$1.39
Annual Dividend Per Share
(10 YEAR HISTORICAL CAGR ~3%)
(1) THE 2014 PAYOUT RATIO IS BASED ON THE MIDPOINT OF PSEG'S 2014 OPERATING EARNINGS GUIDANCE OF $2.55 - $2.75E PER SHARE.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Opportunity
for
consistent and sustainable
dividend growth supported by strong cash flow from both
businesses
2.8% increase
Payout Ratio 43% 44% 50% 58% 56% 56%
(1)
E = ESTIMATE
$1.60
$1.33
$1.37
$1.37
$1.42
$1.44
$1.48
$0.60
$0.80
$1.00
$1.20
$1.40
2009 2010 2011 2012 2013 2014E

PSEG’s longer-term outlook is influenced by
Power’s hedge position and increased investment at PSE&G
2015E
2016E
Each $0.75/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $5/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.12 - $0.15
$0.04
$0.04
$0.01
$0.04 - $0.07
$0.04
$0.04
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
Sensitivities derived from typical annual market variability*
* Estimated annual variability approximating one standard deviation based on 2011 – 2013 historical data and forward curve estimates applied to PSEG Power open positions
E = ESTIMATE

104
PSEG Summary
• Our 2013 earnings of $2.58 exceeded our upwardly revised operating earnings guidance of $2.40 - $2.55 per share
• Double digit earnings growth at PSE&G on one and three year basis from 2013 to 2016, driven by transmission investments and
approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
• Strong Balance Sheet and Cash Flow support full capital program and new potential opportunities without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable growth

105 PSE&G APPENDIX

Dist O&M/Customer
$200.00
$150.00
$100.00
$50.00
$0.00
Median $110.65
PSE&G
Median 88.1
0
20
40
60
80
100
120
140
160
180
200
SAIDI

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI = SYSTEM AVERAGE INTERRUPTION DURATION INDEX, A MEASURE OF AVERAGE OUTAGE DURATION FOR ALL CUSTOMERS SERVED.

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dist O&M / Dth
Median: $0.72
PSE&G
Median: 98.4%
78.0%
80.0%
82.0%
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
98.0%
100.0%
Leak Response Rate

PSEG

107 PSE&G prioritizes public safety while maintaining value to customers LEAK RESPONSE RATE = PERCENTAGE OF UTILITY RESPONSES TO REPORTED LEAKS WITHIN ONE HOUR.

108 PSEG POWER AND ER&T APPENDIX

109 Nuclear fuel needs have been hedged through 2016 Hedged $0 $5 $10 2014 2015 2016 Anticipated Nuclear Fuel Cost 109

Power’s coal hedging reflects 2014 supply
matched with 2014 sales
Station Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro Low $40’s
Higher
price, lower
BTU, enviro
coal
Hudson CAPP Mid $40’s
Flexibility
after BET in
2010
Mercer
Metallurgical
CAPP/NAPP
Low $40’s
More
limited
segment of
coal
market
Keystone NAPP Mid $20’s
Prices
steady
Conemaugh NAPP Mid $20’s
Prices
steady
% Hedged
(left scale)
$/MWh
(right scale)
$0
$10
$20
$30
$40
$50
0%
20%
40%
60%
80%
100%
2014 2015 2016
*COMMODITY PLUS TRANSPORTATION.
Contracted Coal

The full requirements BGS rate recognizes the
forward PJM capacity market price

2014-2015 $172 Three Year Average ($/MW-day) $172
2015-2016 $166 MW per Tranche (varies by EDC) 109
2016-2017 $178 Days per Year 365
Three Year Average ($/MW-day) $172
MWh per Tranche
Energy MW per Tranche (varies by EDC) 109
Hours per Year 8,768
Load Factor (varies by EDC) ~37%
MWh per Tranche, approx. 350,090
Capacity Cost per MWh $20
Capacity Price per RPM Auction for PSEG Zone
Capacity Price per BGS Tranche
Capacity Cost per Tranche $ 6,841,016

PSEG FINANCIAL APPENDIX 112

Q1 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2014 2013 2014 2013
PSEG Power $  293 $  254 $  0.58 $  0.50
PSE&G 214 179 0.42 0.35
PSEG Enterprise/Other 8 - 0.01 -
Operating Earnings*
$  515  $  433 $  1.01 $  0.85
Quarter ended March 31
*
SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSEG EPS Reconciliation
– Q1 2014 versus Q1 2013
Q1 2014
Operating
Earnings*
Q1 2013
Operating
Earnings*
PSEG Power PSE&G PSEG
Enterprise/
Other
Capacity  0.11
Market Prices
and Volume  0.02
Re-contracting  (0.05)
Gas Send-Out  0.05
Lower Pension
Expense  0.01
O&M  (0.05)
Taxes and
Other  (0.01)
Transmission
Net Earnings  0.03
Gas Volume &
Demand  0.02
Weather  0.01
Lower Pension
Expense  0.02
Distribution
O&M  (0.02)
Taxes and
Other  0.01
Interest
and
PSEG
Long Island
0.01
$0.85
0.07
0.08
$1.01
0.00
0.20
0.40
0.60
0.80
1.00
* SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

March 31, 2014
PSEG PSE&G Power
Cash Investments $0.6 $0.1 N/A
(2)
Short Term Debt $0.0 $0.0 N/A
(2)
Long Term Debt
(3)
8.1 5.5 2.5
Common Equity 11.8 6.3 5.7
Total Capitalization $19.9 $11.8 $8.2
Total Debt / Capitalization 41% 47% 31%
PSE&G Regulated Equity Ratio
(1)
53%
Our balance sheet remains strong
(1)
REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$95 MILLION AND EXCLUDES SHORT-TERM DEBT
(2)
N/A BECAUSE POWER INVESTS AND BORROWS SHORT-TERM THROUGH INTERCOMPANY ARRANGEMENT WITH PSEG PARENT
(3)    DOES NOT INCLUDE SECURITIZATION DEBT OF $442 MILLION.
$ Billions

116
PSEG Liquidity as of March 31, 2014
In April 2014, Power and PSEG amended their respective 5-Year credit agreements ending in 2017, extending the expiration dates from March 2017 to April 2019.
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600 1 $13 $587
5-Year Credit Facility (Power) Mar-17 $1,600 $67 $1,533
5-Year Credit Facility (Power) Mar-18 $1,000
2
$0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $8 $492
5-year Credit Facility (PSEG) Mar-18 $500 3 $0 $500
Total $4,300 $4,112
1 PSE&G Facility to be reduced by $29M on April 15, 2016
$434
2 Power Facility to be reduced by $48M on April 15, 2016
PSE&G ST Investment $132
3 PSEG Facility to be reduced by $23M on April 15, 2016
Total Liquidity Available $4,678
Total Parent / Power Liquidity $3,959
PSEG /
Power
PSEG Money Pool ST Investment

PSEG Energy Holdings
Investment Portfolio
Equipment
Investment  Balance *
at 3/31/14
($millions)
Merchant Energy Leases
NRG REMA
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$344
Edison Mission Energy (EME)** Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
$218
Regulated Energy Leases
Merrill Creek Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
$193
Grand Gulf Nuclear station in Mississippi (175 equity MW)
Real Estate Leveraged Leases GM Renaissance Center; Wal-Marts; E-D (shopping) Centers $73
Real Estate Operating Leases Office Towers, Shopping Centers - 30 properties $69
Generation Legacy Assets GWF (in wind down stage), Bridgewater, GSOE  $4
Other Land & Receivables $7
Total Holdings Investments $908
* BOOK BALANCE EXCLUDING DEFERRED TAX ACCOUNTS.
** EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012.
ON APRIL 1,2014, EME WAS ACQUIRED BY NRG; ALL MONETARY DEFAULTS WERE CURED AT CLOSING
WITH NO CHANGE TO HOLDINGS’
STATED EQUITY VALUE.

118
Strong, full year
2013 operating earnings delivered
*
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power $  710 $  663  $  1.40 $  1.31
PSE&G 612 528 1.21 1.04
PSEG Enterprise/Other (13) 45 (0.03) 0.09
Operating Earnings* $  1,309  $  1,236 $  2.58 $  2.44
Twelve Months ended December 31

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
(a)
Includes the financial impact from positions with forward delivery months.
A
2013 2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Operating Earnings 1,309 $      1,236 $   1,389 $   1,584 $     1,567 $   1,478 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 40 52 50 46 9 (71)
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (74) (10) 107 (1) (11) 14
Lease Transaction Activity (PSEG Enterprise/Other) - 36 (173) - 29 (490)
Storm O&M (PSEG Power) (32) (39) - - - -
Market Transition Charge Refund (PSE&G) - - - (72) - -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other) - - 34 - - (13)
Income from Continuing Operations 1,243 $      1,275 $   1,407 $   1,557 $     1,594 $   918 $
Discontinued Operations - - 96 7 (2) 270
Net Income 1,243 $      1,275 $   1,503 $   1,564 $     1,592 $   1,188 $
Fully Diluted Average Shares Outstanding (in Millions)
508 507 507 507 507 508
Per Share Impact (Diluted)
Operating Earnings 2.58 $        2.44 $     2.74 $     3.12 $       3.09 $     2.91 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.08 0.10 0.10 0.09 0.02 (0.14)
Gain (Loss) on MTM
(a)
(PSEG Power) (0.14) (0.02) 0.21 - (0.02) 0.03
Lease Transaction Activity (PSEG Enterprise/Other) - 0.07 (0.34) - 0.05 (0.96)
Storm O&M (PSEG Power) (0.07) (0.08) - - - -
Market Transition Charge Refund (PSE&G) - - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
- - 0.06 - - (0.03)
Income from Continuing Operations 2.45 $        2.51 $     2.77 $     3.07 $       3.14 $     1.81 $
Discontinued Operations - - 0.19 0.01 - 0.53
Net Income 2.45 $        2.51 $     2.96 $     3.08 $       3.14 $     2.34 $
For the Year Ended
December 31,
(Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax

Items Excluded from Net Income to Reconcile to Operating Earnings
B
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP
FINANCIAL MEASURE AND HOW IT DIFFERS FROM NET INCOME.
Attachment 10
2014 2013 2013 2012
Earnings Impact ($ Millions)
Operating Earnings 515 $         433 $      1,309 $     1,236 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 9 9 40 52
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (132) (105) (74) (10)
Lease Related Activity (PSEG Enterprise/Other) - - - 36
Storm O&M, net of insurance recoveries (PSEG Power) (6) (17) (32) (39)
Net Income 386 $         320 $      1,243 $     1,275 $
Fully Diluted Average Shares Outstanding (in Millions)
508 507 508 507
Per Share Impact (Diluted)
Operating Earnings 1.01 $        0.85 $     2.58 $       2.44 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 0.02 0.08 0.10
Gain (Loss) on MTM
(a)
(PSEG Power) (0.26) (0.21) (0.14) (0.02)
Lease Related Activity (PSEG Enterprise/Other) - - - 0.07
Storm O&M, net of insurance recoveries (PSEG Power) (0.01) (0.03) (0.07) (0.08)
Net Income 0.76 $        0.63 $     2.45 $       2.51 $
(a) Includes the financial impact from positions with forward delivery months.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended Year Ended
March 31, December 31,
(Unaudited)